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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 18, 2000

                         United Therapeutics Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                         0-26301                        52-1984749
            --------                         -------                        ----------
        (State or Other                    (Commission                   (I.R.S. Employer
        Jurisdiction of                    File Number)               Identification Number)
         Incorporation)


                  1110 Spring Street
                   Silver Spring, MD                                            20910
--------------------------------------------------------                     -------------
       (Address of Principal Executive Offices)                               (Zip Code)


               Registrant's telephone number, including area code:

                                 (301) 608-9292
                       -----------------------------------



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ITEM 5.  OTHER EVENTS.

        On December 18, 2000, the Registrant issued a press release attached hereto as Exhibit 99 and incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.           Description of Exhibit
-----------           ----------------------
     99               Press release of December 18, 2000




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   United Therapeutics Corporation
                                   (Registrant)



Date:  December 18, 2000           By:      /s/ Fred T. Hadeed
                                          ----------------------------------
                                   Name:  Fred T. Hadeed
                                   Title: Chief Financial Officer










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                                  Exhibit Index

        Exhibit No.                 Description of Exhibit
        -----------                 ----------------------
             99                     Press release of December 18, 2000